FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (the “Amendment”), is made and entered into as of the 14th day of December, 2010, by and between CORAC, LLC, a Delaware limited liability company (“Seller”), and NTS REALTY HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership (“Purchaser”).

RECITALS

Seller and Purchaser entered into that certain Real Estate Purchase and Sale Agreement dated as of December 3, 2010, (the “Agreement”), and now wish to amend the Agreement on the terms hereinafter provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby amend the Agreement as follows:

1.           Definitions.  Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Agreement.

2.           Purchase Price.  Line 5 of the Summary Statement is hereby amended to state “$37,075,000.”

3.           Approval Date.   Line 7 of the Summary Statement is hereby amended to state “December 14, 2010; provided, however, the Approval Date for (i) Purchaser’s notification to Seller of which Contracts are to be terminated as of the Closing Date, and (ii) title and survey objections, remains December 17, 2010”.

4.           Approval Deposit.  Line 6(b) of the Summary Statement is hereby amended to state “$400,000.00 (on the Approval Date).”

5.           Ratification.  In all other respects, except as modified hereby, the Agreement remains unmodified and in full force and effect.

6.           Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument, binding on the parties hereto, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year written above.

PURCHASER:

NTS REALTY HOLDING LIMITED
PARTNERSHIP, a Delaware limited
partnership

By:  NTS Realty Capital, Inc., a Delaware
corporation, its managing general partner

By: /s/ Neil A. Mitchell
Name: Neil A. MItchell
Title: SVP

SELLER:

CORAC, LLC, a Delaware limited liability
company

By:   Connecticut General Life Insurance
         Company, its managing member

By:   CIGNA Investments, Inc., its authorized
         representative

         By: /s/ Michele A.C. Kadis
        Name: Michele A.C. Kadis
                Its: Managing Director